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
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                                                                   | 1. CONTRACT ID CODE | PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 |          L          |   1   |   7
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2. AMENDMENT/MODIFICATION NO.           | 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REG. NO.    5. PROJ NO. (if applicable)
    P00020                              |    SEE BLK 16C.    |    N0002496MR20707                     2-0292-20707
----------------------------------------|--------------------|------------------------------------------------------------------
   ISSUED BY                       CODE |   N00024           | 7. ADMINISTERED BY (if other than Item 6)   CODE | N63124
NAVAL SEA SYSTEMS COMMAND               ---------------------|                                                  |---------------
BUYER/SYMBOL: L. NEWTON SEA 02223                              SUPSHIP, New Orleans
2531 JEFFERSON DAVIS HWY                                       Bldg. 16, Naval Support Activity
ARLINGTON, VA 22242-5160                                       New Orleans, LA 70142-5700
PHONE: Area Code 703/602-3102 Ext 226
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8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)               |----|9A. AMENDMENT OF SOLICITATION NO.
   CEC NO: 60004899F                                                              |    |
                                                                                  |    |----------------------------------------
                                                                                  |    |% DATED (SEE ITEM 11)
                                                                                  |    |
    Avondale Industries, Inc.                                                     |----|----------------------------------------
    GRP Division                                                                  |    |10A. MODIFICATION OF CONTRACT/ORDER NO.
    P.O. Box 2309                                                                 |  X |
    Gulfport, MS 39505                                                            |    | N00024-90-C-2304
                                                                                  |    |-----------------------------------------
----------------------------------------------------------------------------------|    |10B. DATED (SEE ITEM 13)
CAGE CODE ICC97                            | FACILITY CODE                        |    | 90AUG02
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                        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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      | The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers __
------  is extended, __ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which incudes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULLT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATE (If required)
                               See Attached Financial Accounting Data Sheet
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                                13. THIS ITEM APPLIES ONLY TO MODIFICATINS AND CONTRACTS/ORDERS,
                                    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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      | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
------|    ORDER NO. IN ITEM 10A.
------|--------------------------------------------------------------------------------------------------------------------------
      | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMISTRATIVE CHANGES (such as changes in paying office,
      |    appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
------|--------------------------------------------------------------------------------------------------------------------------
      | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
  X   | Special Contract Requirement H-16 entitled Documentation of Request For Equitable Adjustment
------|--------------------------------------------------------------------------------------------------------------------------
      | D. OTHER (Specify type of modification and authority)
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  E.    IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


                                                           SEE ATTACHED

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------|---------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)        |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
A.L. BOSSIER, JR.                                    |  John Kimener
Chairman, President & Chief Executive Officer        |  Contracting Officer
---------------------------------|-------------------|------------------------------------------|---------------------------------
15B. CONTRACTOR/OFFEROR          |  15C. DATE SIGNED | 16B. UNITED STATES OF AMERICA            | 16C. DATE SIGNED
[SIGNATURE APPEARS HERE]         |      12-28-95     | [SIGNATURE APPEARS HERE]                                      |
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(Signature of person authorized to sign)                  (Signature of Contracting Officer)    |
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NSN 7540-01-152-8070                                                     STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                Prescribed by GSA
                                                                         FAR (48 CFR) 53.243
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

                                                                N00024-90-C-2304
                                                                P00020
                                                                Page 2 of 7

WHEREAS, Avondale Industries, Inc. (AII) (the Contractor) has submitted a Request for Equitable Adjustable (REA) dated 15 November 1994 seeking price and delivery schedule adjustments, damages, and/or other relief under and/or relating to Contracts N00024-89-C-2162 (MHC 53) and N00024-90-C-2304 (MHC
54,56,57), as updated and supplemented by additional submissions and representations at various times; and

WHEREAS, the Contractor has certified its REA and all supporting data in accordance with the requirements of the Truth in Negotiations Act, 10 U.S.C. 2306a, Section (c)(1) of the Contract Disputes Act of 1978, 41 U.S.C. 605(c)(1), and P.L. 95-485, Section 813; and

WHEREAS, the Contractor has also asserted its entitlement to equitable adjustments to the contract price(s) and/or delivery schedule(s) of Contracts N00024-89-C-2162 and N00024-90-C-2304, to damages, and/or to other relief under or relating to those contracts, in connection with: defects in Government furnished test instrumentation used during MHC 54 Builder's trials; extension of vendor warranties; lack of buffering on M/SCS signal outputs; calibration of test equipment; EMI conductive paint; accepted mass properties estimates for full load displacement and subcontractor delays, inter alia (see Attachment A hereto); and

WHEREAS, the parties hereto desire to effect a full and final settlement of the Contractor's entitlement to price adjustments, damages, and other relief from the Government pursuant to its REA, and also to effect the full and final settlement of any and all other actual and potential entitlement of the Contractor to price and/or schedule adjustments, damages, and/or other relief under and/or relating to Contracts N00024-89-C-2162 and N00024-90-C-2304, any and all other Government contracts, and any and all contracts between the Contractor and any third party, caused by Covered Events except as specifically reserved below; and

WHEREAS, the parties have reached agreement as to an appropriate resolution of all matters raised by the Contractor in its REA, and all other matters relating to or in any manner connected with Contracts N00024-89-C-2162 and N00024-90-C-2304, any other Government contract, or any contract between the Contractor and any third party, which actually do or potentially could give rise to Contractor entitlement against the Government to price and/or schedule adjustments, damages, and/or other relief under or in any connection with this contract; and

WHEREAS, funds are not currently available for this modification; and

                                                                N00024-90-C-2304
                                                                P00020
                                                                Page 3 of 7

WHEREAS, the parties therefore acknowledge and agree that their rights and obligations hereunder are contingent upon the availability of appropriated funds from which payments for purposes of this modification can be made, and that no legal liability on the part of the Government for any payment may arise until:
(a) funds are made available to the Contracting Officer for this modification; and (b) the Contractor receives notice that such funds have been made available, said notice to be provided by the Contracting Officer in writing.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties agree as follows:

1. The parties hereto have negotiated this modification on the basis that all matters, which actually do or potentially could give rise to Contractor entitlement to price and/or schedule adjustments, damages (including but not limited to money and other damages for breach of contract), and/or relief, which are known to or should have been known to the Contractor, whether or not actually discussed by the parties, and whether or not included in any claim, REA, or other request or demand, have been included and incorporated into this agreement. This modification accounts for all price, schedule and other adjustments, and for all damages and other relief, appropriate for all such matters, except for those specifically reserved below in paragraph 3.d of this modification.

2. The contract is hereby modified as follows:

  a. Under SECTION B: SUPPLIES OR SERVICES AND PRICES, the target costs, target profits and target prices and ceiling prices are increased as follows:

CLIN 0001      Target Cost:     $2,799,538
               Target Profit:      419,931
               Target Price:    $3,219,469
               Ceiling Price:   $3,359,446

CLIN 0021AA    Target Cost:     $2,583,584
               Target Profit:      387,537
               Target Price:    $2,971,121
               Ceiling Price:   $3,100,300

CLIN 0021AB    Target Cost:     $2,416,417
               Target Profit:   $  362,482
               Target Price:    $2,778,899
               Ceiling Price:   $2,899,700

                                                                N00024-90-C-2304
                                                                P00020
                                                                Page 4 of 7

  b. Under SECTION C: DESCRIPTION/SPECIFICATION/WORK STATEMENT, for CLIN 0001 and 0021 add the following paragraph:

 As a result of this settlement the Contractor agrees to take all necessary and appropriate actions to correct the MHC 54 Builders trial cards screened for Contractor Action (KA) and identified to the Contractor prior to 1 December 1995, except for those trial cards which are listed in Attachment B to this modification. The Contractor also agrees to promptly take such actions with respect to MHCs 56 and 57 as may be necessary and appropriate to correct, prevent or otherwise address such Contractor responsible deficiencies identified in the aforesaid MHC 54 Builder's trial cards. Additionally, the Contractor agrees to promptly take all necessary actions to comply with the contract requirements stated in the following Letters of Direction:

    (i) SUPSHIP New Orleans letter serial 421.4/08246 dated 22 Nov 95 Subj: LACK OF BUFFERING ON M/SCS SIGNAL OUTPUTS

   (ii) SUPSHIP New Orleans letter serial 421.4/07896 dated 6 Oct 94 Subj:
        CALIBRATION OF TEST EQUIPMENT

  c. Under SECTION F--DELIVERIES OR PERFORMANCE, the contract delivery dates revised as follows:

              MHC 54        9 February 1996
                            ----------------
              MHC 56        9 August 1996
                            ----------------
              MHC 57        3 January 1997
                            ----------------

  d. Under SECTION H--SPECIAL CONTRACT REQUIREMENTS, CLAUSE-57 entitled MASS PROPERTIES CONTROL, paragraph (a) change the Full Load Displacement value from 885 metric tons to 907 metric tons.

                                                                N00024-90-C-2304
                                                                P00020
                                                                Page 5 of 7

3. RELEASE

    a. As used in this paragraph 3:

    (1) "Events" refer to any contract modification, any Government breach, any Government tort, any change order, any stop work order, any suspension of work, any acceleration order, any Government action or omission pertaining to Government property or information, and any other occurrence, action, or omission (whether fortuitous or accidental, of or by the Government, contractor or third party) to the extent included or depicted in the REA and/or REA Supplements.

    (2) "Covered Events" refer to "Events" occurring on or before the effective date of this modification, whether formal or constructive, which were known or should have been known by the Contractor on the effective date of this modification, whether or not such events were discussed between the parties, all of which events: (I) arise out of or under or are in any way related to this contract and affect this contract, or (ii) arise out of or under or are in any way related to this contract and affect any other contract between the Contractor and the Government, or (iii) arise out of or under or are any way related to any other contract between the Contractor and the Government or the Contractor and any third party and affect this contract but only to the extent of the effect on this contract.

    (3) "Costs" includes, but is not limited to, any or all:

(i)     direct performance (hardcore) and material costs;
(ii)    indirect costs;
(iii) delay and disruption costs including local, cumulative, and any other type;
(iv)    overhead costs;
(v) costs associated with dislocation, accelerations, and inefficiencies in performance;
(vi)    interest costs and other consideration for financing;
(viii) costs for preparing proposals, claims, and requests for equitable adjustments; and
(viii)  subcontract costs.

                                                                N00024-90-C-2304
                                                                P00020
                                                                Page 6 of 7

   b. In consideration for the provisions of this modification, the Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors hereby remises, releases, and forever discharges the Government, its officers, agents, and employees from (i) any or all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of this contract by reason of Covered Events, or the impact of Covered Events, (ii) any or all actual or potential liabilities to the Contractor for money damages and/or other relief for Covered Events or the impact of Covered Events upon this contract, (iii) any and all actual or potential entitlement of the Contractor to an equitable adjustment of the price and/or delivery schedule of any other Government contract or any contract between the Contractor and any third party by reason of Covered Events or the impact of Covered Events, and (iv) any and all actual or potential liabilities to the Contractor for money damages and/or other relief under or relating to any other Government contract or any contract between the Contractor and any third party for Covered Events, or for the impact of Covered Events, arising under or related to this contract. By this release, the Contractor does not release claims under any other Government contract for Covered Events solely arising under, or relating to, such other Government contract to the extent they do not affect this contract.

   c. The Contractor hereby confirms and acknowledges that in agreeing to the terms of this modification, it is releasing all rights to any entitlement for any and all costs under, and any and all impacts upon this contract or any other contract by reason of Covered Events, whether or not such costs and impacts of Covered Events are known or should have been known or should have been foreseeable as of the effective date of this modification, whether or not such costs and impacts of Covered Events have been discussed with, or for any reason reserved for future discussion with the Government, or have been made the basis for other assertions of claims or requests for equitable adjustment, whether or not such costs or impacts of Covered Event were, or are, incurred and sustained, respectively, before, on, or after the effective date of this modification, and whether or not such costs and impacts of Covered Events are caused directly by, indirectly by, cumulatively by, or in consequence of any of the Covered Events.

                                                                N00024-90-C-2304
                                                                P00020
                                                                Page 7 of 7

   d. Except for the items listed in Attachment B and pending change orders, the Contractor's release set forth in this provision is complete and final, no rights are reserved under this modification and, in any event, any and all such rights shall be deemed to have been waived without exception. Nothing set forth herein shall in any way affect or operate to reserve any item covered by another release executed by the Contractor either prior to, concurrent with, or subsequent to the date of the execution of this modification nor shall anything set forth herein in any way affect the operation of any statute, including but not limited to 10 USC 2405.

4. The parties agree that the retentions against this contract shall be the current amount plus five percent (5%) of the amount increased as result of this modification.

5. Nothing set forth herein shall in any manner affect or operate to reserve any event or item covered by any other release executed by the Contractor prior to, contemporaneous with, or subsequent to the effective date of this modification.

6. Funds are not currently available for this modification. The Government's obligation under this modification is contingent upon the availability of appropriated funds from which payments for purposes of this modification can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this modification and until the Contractor receives notice of such availability, to be provided by the Contracting Officer in writing.

7. Except as modified herein all other terms and conditions of this contract remain unchanged and in full force and effect.

                                                                N00024-90-C-2304
                                                                P00020

                                ATTACHMENT "A"

1. Request for Equitable Adjustment dated 15 November 1994

2. Avondale letter serial MHC 54-1261-JMS dated 20 NOV 95
   Subj: Notification of Change: Government Furnished Test Instrumentation Extending Builders's Trials of MHC-54

3. All Avondale vendor warranty extension costs related to the delivery schedule(s) established in this modification

4. SUPSHIP New Orleans letter serial 421.4/08246 dated 22 Nov 95
   Subj: LACK OF BUFFERING ON M/SCS SIGNAL OUTPUTS

5. SUPSHIP New Orleans letter serial 421.4/07896 dated 6 Oct 94
   Subj: CALIBRATION OF TEST EQUIPMENT

6. Avondale subcontractor delay claims from General Marine Industries Inc., Jamestown Metal Inc. and Loral Defense Systems East

                                 ATTACHMENT B

AX-2098.1
AX-2156
AX-2002
AX-2003
AX-2004
AX-2005
AX-2006
AX-2007
AX-2008
AX-2009
EL-1004
EL-1082
EL-1165
EL-1194
EL-1195
EL-1210
EL-1217

THE PARTIES AGREE TO NEGOTIATE IN GOOD FAITH TO REACH AGREEMENT ON THE ABOVE ITEMS WITHIN SIXTY (60) DAYS OF THE EFFECTIVE DATE OF THIS MODIFICATION.